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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 2004
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

               DELAWARE                                 1-06544                              74-1648137
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 2 and 3, 2004, SYSCO Corporation (the "Company") granted options to purchase a total of 8,424,750 shares of common stock of the Company to certain employees and directors. Grants to the Company's named executive officers and directors are further described below.

GRANT OF EMPLOYEE STOCK OPTIONS UNDER THE 2000 STOCK INCENTIVE PLAN.

On September 2, 2004, employee stock options were granted to certain employees pursuant to the 2000 Stock Incentive Plan, including grants to the following executive officers, each of whom was listed in the Summary Compensation Table in the Company's most proxy statement dated September 29, 2003, and who are expected to be listed in the Company's upcoming proxy statement for its November 2004 Annual Meeting of Stockholders:

         Officer Name                         Number of Shares Underlying Option
         -----------------------------------------------------------------------

             Richard J. Schnieders.............................85,000
             Thomas E. Lankford................................74,000
             John K. Stubblefield, Jr..........................40,000
             Lawrence J. Accardi...............................40,000
             Kenneth F. Spitler................................40,000

Each employee stock option has an exercise price equal to $32.19 per share. The options are generally exercisable in five substantially equal annual tranches beginning on September 2, 2005. Options become exercisable earlier upon death or a change in control of the Company. All options expire on September 1, 2011, subject to early termination or forfeiture, and except that an option that vests early due to death must be exercised within one year. Early termination or forfeiture can occur if the employee resigns other than by reason of retirement or disability, or is terminated. A copy of the Form of Employee Option Agreement providing additional information regarding the terms of each option is incorporated by reference to Exhibit No. 10(a) filed with this Form 8-K.

GRANT OF NON-EMPLOYEE DIRECTOR STOCK OPTIONS UNDER THE NON-EMPLOYEE DIRECTORS STOCK PLAN.

On September 3, 2004, options were granted to SYSCO's non-employee directors pursuant to the Non-Employee Directors Stock Plan, as described below:

         Director Name                        Number of Shares Underlying Option
         -----------------------------------------------------------------------

              Colin G. Campbell................................8,000
              Judith B. Craven.................................8,000
              Jonathan Golden..................................8,000
              Joseph A. Hafner, Jr.............................8,000
              Richard G. Merrill...............................8,000


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

              Frank H. Richardson..............................8,000
              Phyllis Shapiro Sewell...........................8,000
              Richard G. Tilghman..............................8,000
              Jackie M. Ward...................................8,000

Each non-employee director option has an exercise price equal to $32.88 per share. The options are generally exercisable in five substantially equal annual tranches beginning on September 3, 2005. Options become exercisable earlier upon death. All options expire on September 2, 2011, unless they are sooner terminated or forfeited, and except that an option that vests early due to death must be exercised within one year from vesting. Earlier termination or forfeiture can occur if the director resigns other than by reason of retirement or is removed. A copy of the Form of Non-Employee Director Option Agreement providing additional information regarding the terms of each option is incorporated by reference to Exhibit No. 10(b) filed with this Form 8-K.

There are no material relationships between SYSCO and any of the listed optionees, aside from their relationships with SYSCO, as employees and directors, respectively, except that director Jonathan Golden is the sole stockholder of Jonathan Golden, P.C., a partner in the law firm of Arnall Golden Gregory LLP, Atlanta, Georgia, counsel to SYSCO.

Section 16(a) Reports.

Option grants to SYSCO's directors and executive officers were previously reported on Forms 4 pursuant to Section 16(a) of the Securities Exchange Act of 1934. Copies of the Forms 4 are available from SYSCO's website at http://www.sysco.com and the EDGAR database of the U.S. Securities and Exchange Commission at http://www.sec.gov.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     (b) Pro Forma Financial Information.

     (c) Exhibits.

         Exhibit Number      Description
         --------------      -----------

         10(a)               Form of Employee Option Agreement Approved on September 2,
                             2004, Awarded Under the SYSCO Corporation 2000 Stock Incentive
                             Plan

         10(b)               Form of Non-Employee Director Option Agreement Approved
                             September 3, 2004, Awarded Under the Non-Employee Directors
                             Stock Plan


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SYSCO CORPORATION



Date: September 9, 2004           By:  /s/ Michael C. Nichols
                                     -------------------------------------------
                                     Name:   Michael C. Nichols
                                     Title:  Vice President, General Counsel and
                                             Corporate Secretary



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